UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

Form 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2024
__________________

WisdomTree, Inc.

(Exact name of registrant as specified in its charter)

_____________________

Delaware	001-10932	13-3487784
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

250 West 34th Street

3rdFloor

New York, NY 10119

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
 _______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WT	The New York Stock Exchange
Preferred Stock Purchase Rights	WT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On August 5, 2024, WisdomTree Asset Management, Inc. (“WTAM”), a wholly-owned subsidiary of WisdomTree, Inc., received a “Wells Notice” from the staff (the “Staff”) of the U.S. Securities and Exchange Commission (the “SEC”) advising WTAM that the Staff has made a “preliminary determination” to recommend that the SEC file an enforcement action against WTAM alleging violations of certain provisions of the U.S. federal securities laws. The recommendation may involve a civil injunctive action or other action allowed by law, and may seek remedies that include injunctions, disgorgement, pre-judgement interest, civil money penalties and such other relief as may be available.

The alleged violations relate to three exchange-traded series of WisdomTree Trust managed by WTAM that pursued ESG-focused investment strategies (collectively, the “ESG Funds”). The Board of Trustees of WisdomTree Trust, after careful consideration of various factors, including the persistent lack of investor demand and limited prospects for future asset growth, approved the liquidation of the ESG Funds in December 2023. Each ESG Fund completed its liquidation in February 2024. During their periods of operations, the ESG Funds had, in the aggregate, average assets under management of approximately $119 million.

A Wells Notice is neither a formal charge of wrongdoing nor a final determination that the recipient has violated any law. WTAM maintains that its actions have been in compliance with all applicable laws and regulations, and intends to pursue the Wells Notice process, which will include the opportunity to respond to the Staff’s position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree, Inc.

Date: August 6, 2024	By:	/s/ Marci Frankenthaler
Marci Frankenthaler
Chief Legal Officer